Prospectus Supplement

March 31, 2006

PUTNAM TAX SMART EQUITY FUND Prospectus dated February 28, 2006

The section "Who manages the fund?" is supplemented to reflect that the members of the U.S. Core Team primarily responsible for the day-to-day management of the fund's portfolio are now solely James Wiess (Portfolio Leader) and Richard Cervone (Portfolio Member).

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